Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 42 to Registration Statement No. 2-62329 on Form N-1A of our reports dated November 29, 2007 and November 28, 2007, relating to the financial statements and financial highlights of BlackRock Total Return Fund and BlackRock High Income Fund, respectively, of BlackRock Bond Fund, Inc., appearing in the corresponding Annual Reports on Form N-CSR for the year ended September 30, 2007 and of our report dated on November 29, 2007 relating to the financial statements and financial highlights of Master Total Return Portfolio of Master Bond LLC appearing in the Annual Report on Form N-CSR of BlackRock Total Return Fund for the year ended September 30, 2007. We also consent to the references to us under the headings “Financial Highlights” in the Prospectus and “Financial Statements” in the Statement of Additional Information, all of which are part of such Registration Statement.

/s/ Deloitte & Touche LLP

Princeton, New Jersey
January 25, 2008